SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 27, 1999





                       HOST MARRIOTT SERVICES CORPORATION




       DELAWARE                        1-14040                  52-1938672
------------------------           --------------        -----------------------
(State of Incorporation)             (Commission             (I.R.S. Employer
                                     File Number)         Identification Number)




                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                 (301) 380-7000

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
    None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
    None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
    None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
    None.

ITEM 5.  OTHER EVENTS.
    None.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
     None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
       EXHIBIT NO.
          20 Press Release dated August 27, 1999 announcing successful completion of tender offer by Autogrill for Host Marriott Services Corporation.


ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HOST MARRIOTT SERVICES CORPORATION

   AUGUST 27, 1999                          /S/ BRIAN W. BETHERS
-------------------           --------------------------------------------------
        Date                                   Brian W. Bethers
                               Senior Vice President and Chief Financial Officer







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